Exhibit 10.1
                              SYMPOSIUM CORPORATION
                                 410 PARK AVENUE
                                    SUITE 830
                            NEW YORK, NEW YORK 10022


                                                              June 16, 2000

To the Holders of Symposium
Corporation Series B
Convertible Preferred Stock


                                Letter Agreement


Ladies and Gentlemen:

                  Reference is made to the Certificate of Designation (the "Certificate") creating the series of preferred stock of Symposium Corporation, a Delaware corporation (the "Company"), designated as the Series B Convertible Preferred Stock, par value $.001 per share (the "Series C Shares"), and the Term Sheet (the "Term Sheet") describing the terms upon which the Series B Shares were offered and sold to each of you (each, a "Holder" and collectively, the "Holders"). The Certificate and the Term Sheet are hereinafter collectively referred to as the "Documents."

                  Pursuant to the terms and conditions set forth in the Term Sheet, on January 28, 2000, the Company issued and sold to the Holders, for an aggregate purchase price of $1,535,000, 15,350 Series B Shares and warrants to purchase 383,750 shares of Common Stock at an exercise price of $1.50 per share (the "Original Warrants"). In addition, the Company issued warrants to purchase 58,136 shares of Common Stock at an exercise price of $1.50 per share (the "Commission Warrants") to D2 Co. LLP, as a fee for arranging the financing.

                  This letter sets forth our agreement, as follows:

         1.       Conversion.

                  On or prior to the Redemption Date (as defined below), each Holder may, at such Holder's option, convert such Holder's Series B Shares in accordance with the Documents. Upon such conversion, the Company will issue to each converting Holder, without additional consideration (and in addition to the number of shares of Common Stock issuable upon such conversion), the number of additional shares of Common Stock equal to the excess of: (a) the number of shares of Common Stock issuable upon such conversion assuming an effective conversion price of $0.50 per share over (b) the number of shares of Common Stock issuable upon such conversion at the conversion price then in effect pursuant to the Documents.


         2.       Redemption.

                  (a) On June 29, 2000 (the "Redemption Date"), upon surrender by the Holders of the certificates evidencing the Series B Shares (except for Series B Shares converted pursuant to Section 1 above), the Company will redeem all of the outstanding Series B Shares at a redemption price equal to the Stated Value of such shares as set forth in the Certificate together with accrued and unpaid dividends thereon through the Redemption Date. The aggregate redemption price as of the Redemption Date will be $1,561,436.11 (the "Redemption Price"). The portion of the Redemption Price payable to each Holder is set forth on Schedule A hereto. The Company will pay the Redemption Price by check payable to the order of each Holder or, if such Holder has presented the Company with written wire instructions prior to the Redemption Date, by wire transfer of immediately available funds to the account designated in such instructions.

                  (b) If any Holder fails to surrender to the Company the certificates evidencing such Holder's Series B Shares on the Redemption Date (or to execute and deliver to the Company a lost certificate indemnity in form reasonably satisfactory to the Company), the Company will deposit the full redemption price payable in respect of such Holder's Series B Shares in escrow with its counsel, Kramer Levin Naftalis & Frankel LLP and from and after the Redemption Date, the Series B Shares owned by such Holder shall cease to be outstanding and such Holder shall have no further rights with respect thereto, other than to be paid such redemption price upon surrender of such certificates or lost certificate indemnity, as the case may be.

                  (c) By executing and delivering this Letter Agreement, each Holder irrevocably waives such Holder's right to receive notice of redemption as set forth in the Certificate and agrees that the redemption of the Series B Shares in accordance with this Letter Agreement will constitute satisfaction in full by the Company of its obligation to redeem the Series B Shares pursuant to the Documents.

                  3.       Warrants.

                           (a) On the Redemption Date, the exercise price of the Original Warrants and the Commission Warrants will be reduced from $1.50 per share to $0.75 per share. In order to effect such reduction, each Holder will surrender the certificates evidencing such Holder's Original Warrants or Commission Warrants, as applicable, to the Company in exchange for a new certificate reflecting such reduced price. In addition, on the Redemption Date, (a) the Company will issue to the Holders of Original Warrants, pro rata in accordance with the respective numbers of Original Warrants owned by them, additional warrants to purchase an aggregate of 122,800 shares of Common Stock at an exercise price of $0.75 per share (the "Additional $0.75 Warrants") and additional warrants to purchase an aggregate of 200,000 shares of Common Stock at an exercise price of $1.50 per share (the "Additional $1.50 Warrants and, together with the Additional $0.75 Warrants, the "Additional Warrants"); and (b) the Company will issue to D2 Co. LLP additional warrants to purchase 17,820 shares of Common Stock at an exercise price of $0.75 per share (the "Additional Commission Warrants"). The Original Warrants, as amended in accordance with this paragraph, the Commission Warrants, the Additional Warrants and the Additional Commission Warrants are hereinafter collectively referred to as the "Warrants." Other than the exercise prices (which shall be as described above), the terms and conditions of the Additional Warrants and the Additional Commission Warrants will be identical to those of the Original Warrants and the Commission Warrants and the Holders will be entitled to the same registration rights with respect to the shares of Common Stock issuable upon exercise of the Additional Warrants and Additional Commission Warrants as apply to the shares of Common Stock issuable upon exercise of the Original Warrants and Commission Warrants. The shares of Common Stock issuable upon exercise of all such Warrants are hereinafter collectively referred to as the "Warrant Shares."

                           (b) The Holders agree that the Company's agreement in
         Section 1 hereof to issue additional shares of Common Stock to the Holders upon conversion of Series B Shares, the reduction of the exercise price of the Original Warrants and the Commission Warrants and the issuance to the Holders of the Additional Warrants and Additional Commission Warrants satisfy in full any claims, whether or not previously asserted by the Holders, in respect of the amount or terms of securities to which they were or may have been entitled in connection with their $1,535,000 investment in the Company in January 2000 or any right to commissions or fees relating to such investment (the "Claims"). Each such Holder, on its own behalf and on behalf of its respective officers, directors, partners, managers, equity owners, agents, affiliates, executors, administrators, successors and assigns, hereby waives and releases the Company, its officers, directors, employees, agents, affiliates, successors and assigns from, to the fullest extent permitted by applicable law, any claims or causes of action arising out of or relating to the amount or terms of securities issued to such Holder in connection with such investment or any such commissions or fees, except for claims arising under this Letter Agreement.

                  4.       Representations and Warranties of Holders.

                           Each of the Holders hereby severally represents and
warrants to the Company, on behalf of itself, as follows:

                           (a) Such Holder is (and on the Redemption Date and
each date on which such Holder purchases Warrant Shares upon exercise of all or any portion of the

Warrants, such Holder will be) an "accredited investor" within the meaning of Regulation D, as promulgated by the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act");

                  (b) Such Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the transactions contemplated hereby and of an investment in the Company's securities;

                  (c) Such Holder has been furnished and has reviewed the Company's Annual Report on Form 10-K for the year ended December 31, 1999, Quarterly Report on Form 10-Q for the quarter ended March 31, 2000 and Current Report on Form 8-K, as filed with the Commission on June 16, 2000 (which Form 8-K describes the terms and conditions upon which the Company issued shares of Series A Convertible Preferred Stock, Series C Preferred Stock, and warrants, a portion of the net proceeds of which will be used to fund the redemption of the Series B Shares contemplated by this Letter Agreement);

                  (d) Such Holder has had the opportunity to confer with the Company's management and has obtained such additional information regarding the Company, its business and capital structure as such Holder has requested in connection with the transaction contemplated by this Letter Agreement;

                  (e) Such Holder acquired the Original Warrants or Commission Warrants, is acquiring the Additional Warrants or the Additional Commission Warrants, as applicable, and will acquire Warrant Shares upon exercise of any such Warrants, for investment and without a view to the sale, assignment, transfer or other distribution thereof;

                  (f) Such understands that the Warrants and the Warrant Shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with the applicable securities laws of any state or other jurisdiction, or pursuant to an opinion of counsel satisfactory to the company that such registration is not required and such compliance has been obtained. The Company may affix an appropriate legend to any certificate(s) evidencing Warrants or Warrant Shares to reflect the foregoing.

         6.       Miscellaneous.

                  This Letter Agreement will be governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State. Any claims or disputes relating in any way to this Letter Agreement shall be submitted to the New York State courts or the United States District Court for the Southern District of New York and such courts shall have exclusive jurisdiction over such claims or disputes. The parties hereby consent to such venue and the personal jurisdiction of such courts and agree not to contest such venue or assert any claims to move the claim or dispute to another venue or forum. This Letter Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement. This Letter Agreement supersedes any prior understanding or agreement, written or oral, among the parties hereto relating to the subject matter hereof.

         If the foregoing correctly sets forth our understanding, please so indicate by signing an enclosed counterpart of this Letter Agreement and returning it to the undersigned. Upon execution and delivery to the undersigned of a counterpart of this Letter Agreement by each of the Holders, this Letter Agreement will constitute a binding agreement among us.

                           Very truly yours,

                           SYMPOSIUM CORPORATION


                           By:________________________
                              Ronald Altbach
                              Chairman and Chief Executive Officer

    Signature Page of Letter Agreement, dated June 16, 2000, among Symposium Corporation and the Holders of its Series B Convertible Preferred Shares

Accepted and agreed to as of the
date first above written:


___________________________                 Redeem   / /     Convert   / /
Dominic Chang


___________________________                 Redeem   / /     Convert   / /
Krishnan Thampi


___________________________                 Redeem   / /     Convert   / /
Dublin Holdings LLC
   By:
   Title:

___________________________                 Redeem   / /     Convert   / /
JR Squared LLC
   By:
   Title:


___________________________                 Redeem   / /     Convert   / /
Kerry Fleming


___________________________                 Redeem   / /     Convert   / /
Dominic Bassani

___________________________                 Redeem   / /     Convert   / /
David Ian Mitchell


___________________________                 Redeem   / /     Convert   / /
TCMP3 Capital LLC
   By:
   Title:


___________________________                 Redeem   / /     Convert   / /
Jodi Kirsch

    Signature Page of Letter Agreement, dated June 16, 2000, among Symposium Corporation and the Holders of its Series B Convertible Preferred Shares


___________________________                 Redeem   / /     Convert   / /
Stephen J. Posner


___________________________                 Redeem   / /     Convert   / /
Jean Fresa

------------------------------------------------------------------------------------------
                   SCHEDULE A
------------------------------------------------------------------------------------------
                                             CURRENT
------------------------------------------------------------------------------------------
             NAME                           OUTSTANDING        DIVIDEND          TOTAL
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
B-1          Dominic Chang                 $ 150,000.00      $ 2,583.33      $ 152,583.33
------------------------------------------------------------------------------------------
B-2          Krishnan Thampi                  50,000.00          861.11         50,861.11
------------------------------------------------------------------------------------------
B-3          Dublin Holdings, Ltd            100,000.00        1,722.22        101,722.22
------------------------------------------------------------------------------------------
B-4          JR Squared LLC                  150,000.00        2,583.33        152,583.33
------------------------------------------------------------------------------------------
B-5          Kerry Fleming                   450,000.00        7,750.00        457,750.00
------------------------------------------------------------------------------------------
B-6          Dominic Bassani                 150,000.00        2,583.33        152,583.33
------------------------------------------------------------------------------------------
B-7          David Jan Mitchell              150,000.00        2,583.33        152,583.33
------------------------------------------------------------------------------------------
B-8          TCMP3 Capital LLC                60,000.00        1,033.33         61,033.33
------------------------------------------------------------------------------------------
B-9          Jodi Kirsch                     200,000.00        3,444.44        203,444.44
------------------------------------------------------------------------------------------
B-10         Stephen Posner                   25,000.00          430.56         25,430.56
------------------------------------------------------------------------------------------
B-11         Jean Fresa                       50,000.00          861.11         50,861.11
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                           $  1,535,000      $26,436.11    $ 1,561,436.11
------------------------------------------------------------------------------------------